                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) March 26, 2001


                      CALIFORNIA COASTAL COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



6 Executive Circle, Suite 250, Irvine, California         92614
(Address of principal executive offices)                (Zip Code)


                                  (949) 250-7700
               (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                          (Former Name or Former Address,
                           if Changed Since Last Report)

Item 5.  OTHER EVENTS

       On March 26, 2001, the Registrant issued a press release (a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference) announcing its fourth quarter and year-end financial results. The press release also includes certain Preliminary Projections for the Registrant's Bolsa Chica Upper Mesa Development Plan.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:


       Exhibit No.              Description
       -----------              -----------
       99.1            Press Release, issued March 26, 2001.


                                        2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA COASTAL COMMUNITIES, INC.



Date:  March 30, 2001              By:  /s/ Raymond J. Pacini
                                        ---------------------------------
                                        Raymond J. Pacini
                                        Chief Executive Officer



                                        3.